UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AVID BIOSERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V55920 - P16819 AVID BIOSERVICES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 AVID BIOSERVICES, INC. 2024 Annual Meeting Vote by October 15, 2024 11:59 PM ET You invested in AVID BIOSERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 16, 2024. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 2, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* October 16, 2024 10:00 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/CDMO2024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. Election of Directors Nominees: 1) Esther M. Alegria, PhD 05) Catherine J. Mackey, PhD 2) Joseph Carleone, PhD 06) Gregory P. Sargen 3) Nicholas S. Green 07) Jeanne A. Thoma 4) Richard B. Hancock For 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025. For 3. To approve, by an advisory vote, a non - binding resolution approving the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement. For 4. To approve an amendment to the Company’s 2018 Omnibus Incentive Plan to increase the number of shares reserved thereunder. For 5. To approve an amendment to the Company’s 2010 Employee Stock Purchase Plan to remove the expiration date. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may be properly brought before the 2024 Annual Meeting and any adjournment or postponement thereof. Voting Items Board Recommends V55921 - P16819